UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 14, 2025, LM Funding America, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).

The Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on September 5, 2025 (the “Proxy Statement”) included three proposals to be voted on by the stockholders at the Annual Meeting, and details regarding each proposal may be found in the Proxy Statement. On August 19, 2025, the record date for the Annual Meeting, there were 15,198,388 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting. A total of 3,502,985 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. With a majority of the outstanding shares voting either by proxy or in person, the Company’s stockholders cast their votes at the Annual Meeting as described below.

Proposal 1: Election of directors

The three nominees identified below were elected to serve as Class III directors of the Company to hold office until the third annual meeting of stockholders following their election by the following final voting results:

Name	Votes For	Votes Withheld	Broker Non-Votes
Andrew L. Graham	1,753,970	1,703,178	3,502,985
Frederick Mills	1,727,405	1,729,743	3,502,985
Frank Silcox	1,754,144	1,703,004	3,502,985

Proposal 2: Ratification of appointment of MaloneBailey, LLP as the company’s independent auditor to audit the Company’s 2025 financial statements

The Company’s stockholders ratified the appointment of Malone Bailey, LLP to serve as the Company’s independent registered accounting firm for fiscal year 2025 by the following final voting results:

Votes For	Votes Against	Votes Abstain	Withhold/Abstain
1,514,493	6,011,498	101,827	846,808

Proposal 3: Approval in accordance with Nasdaq Listing Rule 5635(d), of the issuance of more than 19.99% of the Company’s outstanding common stock issuable upon the exercise of investor warrants that were issued in two financing transactions in August 2025

The Company’s stockholders approved the issuance of more than 19.99% of the Company’s outstanding common stock issuable upon the exercise of investor warrants that were issued in two financing transactions in August 2025:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
3,282,233	119,274	55,641	3,502,985

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc

Date:	October 17, 2025	By:	/s/ Richard Russell
Richard Russell, CFO